Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated November 2, 2020
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statements of Additional Information of the Funds listed below:
Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Short Duration High Yield Municipal Fund
This supplement amends the Summary and Statutory Prospectuses and Statements of Additional Information of the above referenced funds (the “Funds”), as applicable, and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
The following information is added to the end of the section appearing under the heading “Principal Investment Strategies of the Fund” in the Summary and Statutory Prospectuses:
The Fund can borrow money to purchase additional securities, another form of leverage. Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of the Fund’s total assets.
The following information is added in alphabetical order to the section appearing under the heading “Principal Risks of Investing in the Fund” in the Summary and Statutory Prospectuses:
Borrowing and Leverage Risk. The Fund can borrow up to one-third of the value of its total assets (including the amount borrowed) from banks, as permitted by the Investment Company Act of 1940. It can use those borrowings for a number of purposes, including for purchasing securities, which can create “leverage.” In that case, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. Borrowing for investment purposes might reduce the Fund’s return if the yield on the securities purchased is less than those borrowing costs. The Fund may also borrow to meet redemption obligations, for temporary and emergency purposes, or to unwind or contribute to trusts in connection with the Fund’s investment in inverse floaters (instruments also involving the use of leverage, as discussed below). The Fund currently participates in a line of credit with certain other Invesco Funds for its borrowing.
The following information is added to the end of the section appearing under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies” in the Statutory Prospectuses:
The Fund can borrow from banks, a technique referred to as “leverage,” in amounts up to one-third of the Fund’s total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing securities believed to be desirable by the Adviser when available, funding amounts necessary to unwind or “collapse” trusts that issued “inverse floaters” to the Fund (an investment vehicle used by the Fund as described in this prospectus), or to contribute to such trusts to enable them to meet tenders of their other securities by the holders. The Fund currently participates in a line of credit with certain other Invesco Funds for those purposes. The Fund may also borrow to meet redemption obligations or for temporary and emergency purposes.
The following information is added in alphabetical order to the section appearing under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Risks” in the Statutory Prospectuses:
Borrowing and Leverage Risk. Borrowing for leverage will subject the Fund to greater costs (for interest payments to the lender, origination fees and related expenses) than funds that do not borrow for leverage and these other purposes. The interest on borrowed money is an expense that might reduce the Fund’s yield, especially if the cost of borrowing to buy securities exceeds the yield on the securities purchased with the proceeds of a loan. Using leverage may also make the Fund’s share price more sensitive, i.e. volatile, to interest rate changes than if the Fund did not use leverage due to the tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements under the Investment Company Act of 1940.
The following information is added to the end of the last paragraph appearing under the heading “Description of the Funds and their Investments and Risks – Investment Techniques – Borrowing” in the Statement of Additional Information for Invesco Short Duration High Yield Municipal Fund:
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Invesco Short Duration High Yield Municipal Fund (the “Fund”) participates in a secured line of credit (the “Line of Credit”) with certain commercial paper conduits as lenders, Citibank, N.A., 111 Wall Street, New York, New York 10005, as a secondary lender and administrator, and other banks, each as lenders from time to time. The Line of Credit enables the Fund to participate with certain other affiliated funds, as borrowers, in a committed, secured borrowing facility that permits borrowings of up to a maximum aggregate amount by the participants, as negotiated from time to time. Borrowings by the Fund under the Line of Credit can be used to purchase securities for investment or for other purposes. The Fund’s Board determined that the Fund’s participation in the Line of Credit is consistent with the Fund’s investment objective and policies and is in the best interests of the Fund and its shareholders. Under the Line of Credit, in the event that the commercial paper conduit lenders are unable or unwilling to make loans, Citibank, N.A. and the other bank lenders, if any, would then be required to make those loans.
Under the Line of Credit, interest is charged to the Fund, based on its borrowings, at current commercial rates. Additionally, the Fund will pay its pro rata portion of a loan commitment fee for the Line of Credit and pays additional fees annually to the lenders on its outstanding borrowings and for management and administration of the facility. The Fund can prepay loans and terminate its participation in the Line of Credit at any time upon prior notice to Citibank, N.A. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.
ATEF-ACST-SUMSTATSAI-SUP 110220
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